UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): March 16, 2023
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Omnibus Assignment, Assumption and Amendment to the MRA

On March 16, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as seller, entered into an Omnibus Assignment, Assumption and Amendment (the “Amendment”) to the Master Repurchase Agreement, dated as of March 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “MRA”)with Credit Suisse First Boston Mortgage Capital LLC (the “MRA Assigning Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (an “MRA Assigning Buyer”), Alpine Securitization LTD (an “MRA Assigning Buyer”), Atlas Securitized Products, L.P. (the “MRA Assignee Administrative Agent” and an “MRA Assignee Buyer”), Atlas Securitized Products Investments 3, L.P. (an “MRA Assignee Buyer”), Atlas Securitized Products Funding 2, L.P. (an “MRA Assignee Buyer”), and Nexera Holding LLC (an “MRA Assignee Buyer”) pursuant to which (i) the MRA Assignee Administrative Agent was substituted for the MRA Assigning Administrative Agent and acquired all the rights and became obligated to perform all the duties, liabilities indemnities and obligations (collectively “Obligations”) of the MRA Assigning Administrative Agent in the MRA and the other program documents and (ii) (a) each MRA Assigning Buyer sold, assigned, granted, conveyed and transferred to each MRA Assignee Buyer its rights, title and interest in the MRA and the other program documents and (b) each MRA Assignee Buyer accepted such assignment and assumption, and agreed to pay, perform and discharge, as and when due, all of the Obligations of each MRA Assigning Buyer under the MRA and the other program documents.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety, by reference to the full text of the Amendment, which is attached to this report as Exhibit 10.1.

Joint Omnibus Assignment, Assumption and Amendment

On March 16, 2023, the Company, as seller, entered into a Joint Omnibus Assignment, Assumption and Amendment No. 3 to the Series 2017-VF1 Repurchase Agreement, Amendment No.2 to the Series 2021-SAVF1 Repurchase Agreement, Amendment No. 1 to the Series 2021-PIAVF1 Repurchase Agreement, Amendment No. 4 to the Series 2017-VF1 Pricing Side Letter, Amendment No.2 to the Series 2021-SAVF1 Pricing Side Letter and the Series 2021-PIAVF1 Pricing Side Letter (the “Omnibus Amendment”) with Credit Suisse First Boston Mortgage Capital LLC (the “Assigning Administrative Agent”), Credit Suisse AG, Cayman Islands Branch (the “Assigning Buyer”), Atlas Securitized Products, L.P. (the “Assignee Administrative Agent”), and Nexera Holding LLC (the “Assignee Buyer”). The Assigning Administrative Agent, the Assigning Buyer and the Company entered into: (a) that certain Amended and Restated Series 2017-VF1 Master Repurchase Agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and the related Eighth Amended and Restated Series 2017-VF1 Pricing Side Letter, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Pricing Side Letter”), (b) that certain Series 2021-SAVF1 Master Repurchase Agreement, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement”) and the related Series 2021-SAVF1 Pricing Side Letter, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Pricing Side Letter”), and (c) certain Series 2021-PIAVF1 Master Repurchase Agreement, dated as of February 10, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Repurchase Agreement,” and together with the Series 2017-VF1 Repurchase Agreement and the Series 2021-SAVF1 Repurchase Agreement, the “Repurchase Agreements”), and the related Series 2021-PIAVF1 Pricing Side Letter, dated as of February 10, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Pricing Side Letter,” and together with the Series 2017-VF1 Pricing Side Letter and the Series 2021-SAVF1 Pricing Side Letter, the “Pricing Side Letters” and together with the Repurchase Agreements, “VFN Repurchase Documents”),. Pursuant to the Omnibus Amendment, the Assigning Buyer sold, assigned, granted, conveyed and transferred to the Assignee Buyer its rights, title and interest in the Repurchase Agreements and the other repurchase documents and program agreements and the Assignee Buyer agreed to pay, perform and discharge, as and when due, all of the Obligations of the Assigning Buyer under the VFN Repurchase Documents and the other repurchase documents and program agreements related thereto. In addition, the Assignee Administrative Agent was substituted for the Assigning Administrative Agent in the VFN Repurchase Documents and the other repurchase documents and other program agreements related thereto and acquired all the rights and became obligated to perform all the Obligations of the Assigning Administrative Agent thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Omnibus Assignment, Assumption, and Amendment, dated March 16, 2023, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch, Alpine Securitization LTD., Atlas Securitized Products, L.P., Atlas Securitized Products Investments 3, L.P., Atlas Securitized Products Funding 2, L.P., Nexera Holding LLC, and loanDepot.com, LLC to the Master Repurchase Agreement, dated as of March 10, 2017, the Amended and Restated Pricing Side Letter, dated as of May 21, 2021, the Repo Administration and Allocation Agreement, dated as of March 10, 2017, and the Repurchase Agreement and Pricing Side Letter.

10.2
Joint Omnibus Assignment, Assumption and Amendment No. 3 to the Series 2017-VF1 Repurchase Agreement, Amendment No.2 to the Series 2021-SAVF1 Repurchase Agreement, Amendment No. 1 to the Series 2021-PIAVF1 Repurchase Agreement, Amendment No. 4 to the Series 2017-VF1 Pricing Side Letter, Amendment No.2 to the Series 2021-SAVF1 Pricing Side Letter and the Series 2021-PIAVF1 Pricing Side Letter.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: March 22, 2023